Acquisition of a Business - Summary of Estimates of fair Values of Assets and Liabilities Assumed as of Acquisition Date (Details) - USD ($) $ in Thousands	Oct. 14, 2016	Sep. 30, 2017	Dec. 31, 2016	Sep. 30, 2016	Dec. 31, 2015	Dec. 31, 2014
Consideration paid
Goodwill		$ 51,975	$ 51,975	$ 25,688	$ 25,688	$ 25,613
Ridgestone
Assets
Cash and cash equivalents	$ 25,480
Securities available-for-sale	27,662
Restricted stock	931
Loans held for sale	15,363
Loans	351,820
Servicing assets	20,295
Premises and equipment	2,011
Other real estate owned	1,525
Other intangible assets	486
Bank-owned life insurance	2,352
Other assets	8,228
Total assets acquired	456,153
Liabilities
Deposits	361,370
Federal Home Loan Bank advances	9,773
Junior subordinated debentures	1,339
Accrued expenses and other liabilities	4,958
Total liabilities assumed	377,440
Net assets acquired	78,713
Consideration paid
Common stock (4,199,791 shares issued at $16.25 per share)	68,247
Cash paid	36,753
Total consideration paid	105,000
Goodwill	$ 26,287